EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of For the Children, Inc., a Delaware corporation (the “Company”) for the quarter ending March 31, 2008 (the “Report”), I, Virginia K. Sourlis, the Chief Executive Officer and Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 1, 2008

By:	/s/ Virginia K. Sourlis
Virginia K. Sourlis
Chief Executive Officer and
Chief Financial Officer
(Principal Executive Officer)
(Principal Financial Officer)